Exhibit 99.1

News Release

For Release on Nov 5, 2018

Inpixon Reports Third Quarter 2018 Financial Results and Provides Corporate Update

Conference Call to Be Held Today at 5:00 pm Eastern Time

PALO ALTO, Calif. – Inpixon (NASDAQ: INPX), a leading indoor positioning and data analytics company, today reported financial results for the third quarter ended September 30, 2018 and provided an update on corporate developments.

Third Quarter 2018 Financial Highlights:

•	2018 Q3 revenue of $940,000
•	2018 Q3 gross margin of 68%
•	2018 Q3 GAAP net loss of $4.84 per share
•	2018 Q3 Proforma Non-GAAP net loss[1] of $3.61 per share
•	2018 Q3 Non-GAAP Adjusted EBITDA[1] loss of $3.4 million

“The successful spin-off of the value added reseller business during the third quarter of 2018 has immediately resulted in an increase in stockholders’ equity and gross profit and a decrease in GAAP net loss, even with the inclusion of two months of losses from the discontinued business. We anticipate that these improvements will continue through the fourth quarter, which will represent the first full quarter following the completion of the spin-off,” said Nadir Ali, CEO of Inpixon. “We are now exclusively focused on our indoor positioning analytics (“IPA”) business prepared to execute on a strategy that we believe will position Inpixon as a leader in a multi-billion dollar industry.  We have been able to increase the number of our channel partners and customers in both the federal and commercial sector resulting in a 67% increase in the number of purchase orders received in the third quarter of this year as compared to the second quarter of 2018.”

Third Quarter 2018 Financial Results

Revenue: Net revenues for the three months ended September 30, 2018 were $940,000 compared to $871,000 for the comparable period in the prior year. This $69,000 increase, or approximately 8%, is primarily associated with the increase in sales from our IPA products.

Gross Profit: Gross profit for the three months ended September 2018 was $642,000 versus $604,000 for the same period in 2017.  This increase in gross profit is due to the additional higher margin IPA sales. The gross profit margin for the three months ended September 30, 2018 was 68% compared to 69% during the three months ended September 30, 2017.

GAAP Net Loss: Net loss attributable to common stockholders of Inpixon for the three months ended September 30, 2018 was $5.2 million compared to $14.6 million for the prior year period. This decrease in loss of $9.4 million was primarily attributable to a decrease in compensation and occupancy costs due to the downsizing of staff and office locations and a $7.8 million impairment of goodwill charge included in deconsolidated operations.

Non-GAAP Net Loss1:  Proforma non-GAAP net loss per basic and diluted common share for the three months ended September 30, 2018 was ($3.61) compared to ($546.74) for the prior year period. These decreases are attributable to the changes discussed in our results of operations.

Non-GAAP adjusted EBITDA1: Adjusted EBITDA for the three months ended September 30, 2018 was a loss of $3.4 million compared to a loss of $3.1 million for the prior year period.

1 A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”

Third Quarter 2018 Business Highlights and Recent Developments

•	Inpixon signs wireless specialist ROCK Networks as Indoor Positioning Analytics reseller partner.
•	Inpixon announces adding video camera data feed into indoor positioning analytics
•	Inpixon appoints retail industry veteran Adam Benson as CTO
•	Inpixon announced it has successfully completed the spin-off of its value-added reseller business, Sysorex, Inc. (“Sysorex”). (Note: As a result, Inpixon and Sysorex are now two separate publicly traded companies.)
•	Inpixon announced NuVision Technologies has contracted to purchase Inpixon Indoor Positioning Analytics (IPA).
•	Inpixon recently provided a technology update on blockchain, voice-user interface, artificial intelligence, and Amazon Web Services.

All results summarized in this press release (including the financial statement tables) should be considered preliminary, are qualified in their entirety by the financial statement tables included in this press release and are subject to change. Please refer to Inpixon’s Quarterly Report on Form 10-Q for the period ended September 30, 2018, which will be filed with the U.S. Securities and Exchange Commission on or about November 5, 2018.

Conference Call Information

Management will host a conference call on Monday, November 5, 2018, at 5:00pm Eastern Time to review financial results, corporate highlights and provide an update on developments. Following management’s formal remarks, there will be a question and answer session for Equity Analysts.

To listen to the conference call, interested parties within the U.S. should call 1-844-824-3831. International callers should call +1-412-317-5141. All callers should ask for the Inpixon conference call. The conference call will also be available through a live webcast, which can be accessed at https://services.choruscall.com/links/inpx181101.html or via the company’s website at http://client.irwebkit.com/inpixon/events.

A replay of the call will be available approximately one hour after the end of the call through December 1, 2018. The replay can be accessed via Inpixon’s website or by dialing 1-877-344-7529 (U.S.) or +1-412-317-0088 (international). The replay conference playback code is 10125897.

About Inpixon

Inpixon (Nasdaq: INPX) is a leader in Indoor Positioning Analytics (IPA). Inpixon IPA Sensors are designed to find all accessible cellular, Wi-Fi, and Bluetooth devices anonymously. Paired with a high-performance data analytics platform, this technology delivers visibility, security, and business intelligence on any commercial or government location worldwide. Inpixon’s products and professional services group help customers take advantage of mobile, big data, analytics, and the Internet of Things (IoT) to uncover the untold stories of the indoors. For the latest insight on IPA, follow Inpixon on LinkedIn, @InpixonHQ on Twitter, and visit inpixon.com.

Safe Harbor Statement

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the control of Inpixon and its subsidiaries, which could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not limited to, the fluctuation of global economic conditions, the performance of management and employees, ability to obtain financing, competition, general economic conditions and other factors that are detailed in our periodic and current reports available for review at sec.gov. Furthermore, we operate in a highly competitive and rapidly changing environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise forward-looking statements.

Non-GAAP Financial Measures

Management believes that certain financial measures not in accordance with generally accepted accounting principles in the United States (“GAAP””) are useful measures of operations. EBIDTA, Adjusted EBITDA and pro forma net loss per share are non-GAAP measures. Inpixon defines “EBITDA” as net income (loss) before interest, provision for (benefit from) income taxes, and depreciation and amortization. Management uses Adjusted EBITDA as the matrix in which it manages the business and Inpixon defines “Adjusted EBITDA” as EBITDA plus adjustments for other income or expense items, non-recurring items and non-cash stock-based compensation. Inpixon defines “pro forma net loss per share” as GAAP net loss per share adjusted for non-cash items including stock-based compensation, amortization of intangibles and one time charges including gain/loss on the settlement of obligations, severance costs, change in the fair value of derivative liability, acquisition costs and the costs associated with public offerings.

Management provides Adjusted EBITDA and pro forma net loss per share measures so that investors will have the same financial information that management uses, which may assist investors in assessing Inpixon’s performance on a period-over-period basis. Adjusted EBITDA or pro forma net loss per share is not a measure of financial performance under GAAP, and should not be considered an alternative to net income (loss) or any other measure of performance under GAAP, or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA and pro forma net loss per share have limitations as analytical tools and should not be considered either in isolation or as a substitute for analysis of Inpixon’s results as reported under GAAP.

Contacts

Inpixon Investor Relations:

CORE IR

Scott Arnold, +1-516-222-2560

Managing Director

www.coreir.com

###

INPIXON AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except number of shares and par value data)

	As of September 30,	As of December 31,
	2018	2017

	(Unaudited)	(Audited)
ASSETS
Current Assets
Cash and cash equivalents	$1,461	$119
Accounts receivable, net	878	429
Notes and other receivables	64	13
Inventory	810	783
Assets held for sale	-	23
Related party receivable	750	-
Current assets of deconsolidted operations	-	6,983
Prepaid assets and other current assets	923	859
Total Current Assets	4,886	9,209

Property and equipment, net	219	348
Software development costs, net	1,680	2,017
Intangible assets, net	5,321	7,566
Goodwill	636	636
Non-current assets of deconsolidted operations	-	7,558
Other assets	249	357
Total Assets	$12,991	$27,691

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current Liabilities
Accounts payable	$777	$1,562
Accrued liabilities	1,149	2,206
Deferred revenue	52	58
Short-term debt	1,815	3,058
Derivative liabilities	-	48
Current liabilities of deconsolidated operations	-	33,040
Liabilities held for sale	-	2,059
Total Current Liabilities	3,793	42,031

Long Term Liabilities
Long-term debt	142	767
Other liabilities	29	73
Non-current liabilities of deconsolidated operations	-	3,673

Total Liabilities	3,964	46,544

Commitments and Contingencies

Stockholders’ (Deficit) Equity:
Preferred Stock - $0.001 par value; 5,000,000 shares authorized, 0 issued and outstanding as of September 30, 2018 and December 31, 2017	-	-
Series 4 Convertible Preferred Stock - $1,000 stated value; 10,185 shares authorized;
7 and 0 issued and 7 and 0 outstanding at September 30, 2018 and December 31, 2017.
Liquidation preference of $0 at September 30, 2018 and December 31, 2017.	-	-
Common Stock - $0.001 par value; 250,000,000 shares authorized;
1,281,126 and 24,055 issued and 1,281,113 and 24,042 outstanding
at September 30, 2018 and December 31, 2017, respectively.	51	1
Additional paid-in capital	120,124	78,302
Treasury stock, at cost, 13 shares	(695)	(695)
Accumulated other comprehensive income	16	31
Accumulated deficit	(110,482)	(94,486)
Stockholders’ (Deficit) Equity Attributable to Inpixon	9,014	(16,847)

Non-controlling interest	13	(2,006)

Total Stockholders' (Deficit) Equity	9,027	(18,853)

Total Liabilities and Stockholders’ (Deficit) Equity	$12,991	$27,691

INPIXON AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)
Revenues
Products	$271	$52	$554	$476
Services	669	819	2,073	2,531
Total Revenues	940	871	2,627	3,007

Cost of Revenues
Products	107	94	259	410
Services	191	173	559	580
Total Cost of Revenues	298	267	818	990

Gross Profit	642	604	1,809	2,017

Operating Expenses
Research and development	296	224	820	713
Sales and marketing	447	441	1,259	1,917
General and administrative	2,326	3,239	8,796	8,325
Acquisition related costs	78	-	94	5
Impairment of goodwill	-	587	-	587
Amortization of intangibles	812	808	2,419	2,536
Total Operating Expenses	3,959	5,299	13,388	14,083

Loss from Operations	(3,317)	(4,695)	(11,579)	(12,066)

Other Income (Expense)
Interest expense	(78)	(252)	(981)	(1,317)
Change in fair value of derivative liability	-	46	48	254
Gain on the sale of Sysorex Arabia	-	-	23	-
Other income/(expense)	-	14	(11)	(54)
Total Other Income (Expense)	(78)	(192)	(921)	(1,117)

Net Loss from Continuing Operations	(3,395)	(4,887)	(12,500)	(13,183)

Loss from Discontinued Operations, Net of Tax	(1,785)	(9,754)	(4,778)	(13,946)

Net Loss	(5,180)	(14,641)	(17,278)	(27,129)

Net Loss Attributable to Non-controlling Interest	4	(4)	6	(13)

Net Loss Attributable to Stockholders of Inpixon	$(5,184)	$(14,637)	$(17,284)	$(27,116)

Deemed dividend to preferred stockholders	-	-	(11,235)	-

Net Loss Attributable to Common Stockholders	$(5,184)	$(14,637)	$(28,519)	$(27,116)

Net Loss Per Basic and Diluted Common Share
Loss from continuing operations	$(3.17)	$(620.65)	$(45.97)	$(3,372.47)
Loss from discontinued operations	(1.67)	(1,238.76)	(9.25)	(3,567.66)
Net Loss Per Share - Basic and Diluted	$(4.84)	$(1,858.90)	$(55.24)	$(6,936.81)

Weighted Average Shares Outstanding
Basic and Diluted	1,071,310	7,874	516,302	3,909

Comprehensive Loss
Net Loss	$(5,180)	$(14,641)	(17,278)	(27,129)
Unrealized foreign exchange gain/(loss) from cumulative translation adjustments	(10)	(5)	(15)	(15)
Comprehensive Loss	$(5,190)	$(14,646)	$(17,293)	$(27,144)

INPIXON AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	For the Nine Months Ended
	September 30,
	2018	2017
	(Unaudited)
Cash Flows from Operating Activities
Net loss	$(17,278)	$(27,129)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,334	1,324
Amortization of intangible assets	3,804	4,094
Impairment of goodwill	-	8,392
Stock based compensation	979	1,282
Amortization of technology	50	50
Change in fair value of derivative liability	(48)	(254)
Amortization of debt discount	417	1,545
Amortization of deferred financing costs	-	167
Provision for doubtful accounts	221	773
Gain on the settlement of liabilities	(307)	-
Gain on the sale of Sysorex Arabia	(23)	-
Other	(37)	129
Changes in operating assets and liabilities:
Accounts receivable and other receivables	207	5,223
Inventory	(19)	270
Other current assets	54	455
Prepaid licenses and maintenance contracts	(5)	9,787
Other assets	34	46
Accounts payable	(8,797)	4,751
Accrued liabilities	(3,057)	455
Deferred revenue	64	(10,704)
Other liabilities	(978)	(438)
Total Adjustments	(6,107)	27,347

Net Cash (Used in) Provided by Operating Activities	(23,385)	218

Cash Flows Used in Investing Activities
Purchase of property and equipment	(39)	(91)
Investment in capitalized software	(661)	(1,063)
Investment in technology	(175)	-
Cash spun off a result of de-consolidation	(362)	-

Net Cash Flows Used in Investing Activities	(1,237)	(1,154)

Cash Flows from Financing Activities
Repayments to bank facility	(1,141)	(3,348)
Net proceeds from issuance of common stock, preferred stock and warrants	27,961	6,117
Repayment of notes payable	(113)	(20)
Advances to related party	(774)	-
Repayments from related party	24	-
Repayment of debenture	-	(2,850)
Net proceeds from convertible promissory notes	-	2,000
Repayment of convertible promissory notes	-	(2,662)

Net Cash Flows Provided by (Used in) Financing Activities	25,957	(763)

Effect of Foreign Exchange Rate on Changes on Cash	(15)	(15)

Net Increase (Decrease) in Cash and Cash Equivalents	1,320	(1,714)

Cash and Cash Equivalents - Beginning of Period	141	1,821

Cash and Cash Equivalents - End of Period	$1,461	$107

Reconciliation of Non-GAAP Financial Measures:

(In thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net loss attributable to common stockholders	$(5,184)	$(14,637)	$(17,284)	$(27,116)
Adjustments:
Non-recurring one-time charges:
Acquisition transaction/financing costs	78	-	94	5
Costs associated with public offering	4	159	85	159
Impairment of goodwill	-	8,392	-	8,392
Gain on the settlement of obligations	(45)	-	(307)	-
Gain on earnout	-	(561)	(934)	(561)
Gain on the sale of Sysorex Arabia	-	-	(23)	-
Gain on the sale of contracts	-	-	(601)	-
Change in the fair value of derivative liability	-	(46)	(48)	(254)
Provison for doubtful accounts	-	773	221	773
Severance	-	-	15	27
Stock based compensation - acquisition costs	-	-	-	7
Stock-based compensation – compensation and related benefits	122	288	979	1,275
Interest expense	146	694	1,785	2,721
Depreciation and amortization	1,452	1,817	5,137	5,418
Adjusted EBITDA	$(3,427)	$(3,121)	$(10,881)	$(9,154)

(In thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net loss attributable to common stockholders	$(5,184)	$(14,637)	$(17,284)	(27,116)
Adjustments:
Non-recurring one-time charges:
Acquisition transaction/financing costs	78	-	94	5
Costs associated with public offering	4	159	85	159
Impairment of goodwill	-	8,392	-	8,392
Gain on the settlement of obligations	(45)	-	(307)	-
Gain on earnout	-	(561)	(934)	(561)
Gain on the sale of Sysorex Arabia	-	-	(23)	-
Gain on the sale of contracts	-	-	(601)	-
Change in the fair value of derivative liability	-	(46)	(48)	(254)
Provison for doubtful accounts	-	773	221	773
Severance	-	-	15	27
Stock based compensation - acquisition costs	-	-	-	7
Stock-based compensation – compensation and related benefits	122	288	979	1,275
Amortization of intangibles	1,158	1,327	3,804	4,094
Proforma non-GAAP net loss	$(3,867)	$(4,305)	$(13,999)	$(13,199)
Proforma non-GAAP net loss per basic and diluted common share	$(3.61)	$(546.74)	$(27.11)	$(3,376.57)
Weighted average basic and diluted common shares outstanding	1,071,310	7,874	516,302	3,909